UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2022 (September 30, 2022)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2022, the Company entered into change of control agreements with Blake D. Moret, Nicholas C. Gangestad, Scott A. Genereux, Rebecca W. House, and Frank C. Kulaszewicz as well as certain other officers (the “Agreements”). The Agreements replace the Change of Control Agreements dated September 30, 2019 between the Company and the executives, which expired by their terms on September 30, 2022 (the “Old Agreements”). The Agreements become effective if there is a change of control of the Company on or after September 30, 2022 and before October 1, 2025. The terms and conditions set forth in the Agreements are substantially the same as those set forth in the Old Agreements (which are summarized in our most recent Proxy Statement dated December 14, 2021).

The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the Agreement with Mr. Moret and the form of Agreement with the other officers, copies of which are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Change of Control Agreement dated as of September 30, 2022 between the Company and Blake D. Moret.

99.2	Form of Change of Control Agreement dated as of September 30, 2022 between the Company and each of Nicholas C. Gangestad, Scott A. Genereux, Rebecca W. House, Frank C. Kulaszewicz and certain other officers.

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Change of Control Agreement dated as of September 30, 2022 between the Company and Blake D. Moret.

99.2	Form of Change of Control Agreement dated as of September 30, 2022 between the Company and each of Nicholas C. Gangestad, Scott A. Genereux, Rebecca W. House, Frank C. Kulaszewicz and certain other officers.

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By:	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary

Date: October 21, 2022

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